     As filed with the Securities and Exchange Commission on July 24, 1997
                                                     Registration No. 333-5306-D
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  -----------

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      to
                                   FORM SB-2
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                  -----------

                             OSMOTICS CORPORATION
                (Name of Small Business Issuer in Its Charter)

       Delaware                        2844                      84-1287070
(State of Incorporation)   (Primary Standard Industrial       (I.R.S. Employer
                            Classification Code Number)      Identification No.)

                                  -----------

                         1125 17th Street, Suite 2310
                            Denver, Colorado 80202
                                (303) 293-2087
(Address and Telephone Number of Principal Executive Offices and Principal Place
                                 of Business)

                                  -----------

                               Steven S. Porter
                            Chief Executive Officer
                             Osmotics Corporation
                         1125 17th Street, Suite 2310
                            Denver, Colorado 80202
                                (303) 293-2087
           (Name, Address and Telephone Number of Agent For Service)

                                  -----------

                                  Copies to:
   C. KEVIN KELSO, ESQ.                                 ALAN I. ANNEX, ESQ.
   MARK A. LEAHY, ESQ.                                 ROBERT S. MATLIN, ESQ.
    MARK PORTER, ESQ.                               Camhy Karlinsky & Stein LLP
    Fenwick & West LLP                               1740 Broadway, 16th Floor
   Two Palo Alto Square                               New York, New York 10019
Palo Alto, California 94306                                (212) 977-6600
      (415) 494-0600

                                  -----------

        The offering contemplated by this Registration Statement terminated on July 5, 1997 and registrant sold no securities offered therein. Pursuant to the undertakings contained in Item 28 of the Registration Statement, the Registrant files this Post-Effective Amendment No. 1 to deregister all securities originally registered by the Registration Statement.

                                  SIGNATURES

        In accordance with to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirement for filing on Form SB-2 and authorized this amendment to Registration Statement to be signed on its behalf by the undersigned, in the City of Denver, State of Colorado, on July 24, 1997.

                                      OSMOTICS CORPORATION

                                      By: /s/ STEVEN S. PORTER
                                          ------------------------------
                                          Steven S. Porter,
                                          President and Chief Executive Officer

        In accordance with the requirements of the Securities Act, this amendment to Registration Statement was signed by the following persons in the capacities and on the dates stated.

                NAME                     TITLE                        DATE
                ----                     -----                        ----

PRINCIPAL EXECUTIVE OFFICER:

   /s/ STEVEN S. PORTER         President, Chief Executive         July 24, 1997
-----------------------------    Officer and Director
     Steven S. Porter


PRINCIPAL FINANCIAL OFFICER AND
 PRINCIPAL ACCOUNTING OFFICER:

     THOMAS G. WILEY*           Chief Financial Officer            July 24, 1997
-----------------------------    and Director
      Thomas G. Wiley


ADDITIONAL DIRECTORS:

     FRANCINE E. PORTER*        Executive Vice President           July 24, 1997
-----------------------------    and Director
     Francine E. Porter


     MARVIN J. ROSENBLUM*       Director                           July 24, 1997
-----------------------------
     Marvin J. Rosenblum


*By: /s/ STEVEN S. PORTER
     ------------------------
     Steven S. Porter,
     (Attorney-in-fact)